SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                 1934

   Date of Report (Date of earliest event reported) January 14, 1997
                          (December 30, 1996)

                            FORCENERGY INC
        (Exact name of registrant as specified in its charter)

Delaware                           0-26444                65-0429338
(State or other jurisdiction    (Commission             (IRS Employer
of incorporation)               File Number)         Identification No.)

       2730 SW 3rd Avenue, Suite 800, Miami, Florida  33129-2237
               (Address of principal executive offices)

Registrant's telephone number, including area code     305-856-8500

Item 2.   Acquisition or Disposition of Assets

    On December 30, 1996 the Company acquired Marathon Oil Company's interest in certain crude oil properties in the Cook Inlet area and Prudhoe Bay Unit, Alaska for a mutually agreed purchase price of $113,824,000, reduced to a net cash consideration of $107,832,000 after adjustment for the net operating results for the period between the Effective Date and the Closing Date. The transaction was primarily funded through the Company's existing senior credit facility.

Item 7.   Financial Statements and Exhibits

(a) Financial statements - The financial statements required by this section will be filed within 60 days from the date of this report as provided in paragraph (a) (4) of this item.

(b) Pro forma financial information

    On December 30, 1996 Forcenergy Inc ("Forcenergy") acquired Marathon Oil Company's interest in certain crude oil properties in the Cook Inlet area and Prudhoe Bay Unit, Alaska (the "Marathon Acquisition") for a mutually agreed upon cash consideration of $107,832,000. This transaction was accounted for as a purchase and the revenues and direct operating expenses for the Marathon Acquisition are included in Forcenergy's results of operations from December 30, 1996.

      The unaudited pro forma statement of operations for the nine months ended September 30, 1996 gives effect to the Marathon Acquisition and the previously reported Amerada Hess Acquisition (the "1996 Acquisi-tions") as if they had occurred on January 1, 1995. The unaudited pro forma statement of operations for the year ended December 31, 1995 gives effect to the previously reported Conoco Acquisition, Ashlawn Acquisition, other less significant acquisitions consummated during 1995 (the "1995 Acquisitions") and the 1996 Acquisitions as if they occurred on January 1, 1995. Such unaudited pro forma financial information includes only revenues and direct operating expenses of the acquisition and is not a complete statement of operations. The unaudited pro forma balance sheet as of September 30, 1996 gives effect to the Marathon Acquisition as if the acquisition had occurred on September 30, 1996. The unaudited pro forma financial information has been prepared based on estimates and assumptions deemed by the Company to be appropriate and does not purport to be indicative of the financial position or results of operations which would actually have been obtained if the 1995 Acquisitions and 1996 Acquisitions had occurred as of those dates or which may be obtained in the future. Future results may vary significantly from the results reflected in such statements due to price changes, production declines, supply and demand, acquisitions and other factors.

< PART 1 OF 2 TABLE>

                      PRO FORMA STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (Unaudited)

                  Forcenergy       Amerada Hess     Marathon       Pro Forma
                 Historical (a)  Acquisition (a)  Acquisition (b) Adjustments
                 --------------  ---------------  --------------- -----------
                                          (in thousands)
[S]                 [C]           [C]            [C]             [C]
Revenues:
  Oil and gas sales $ 94,373      $  9,263       $ 36,047        $     --
  Other                  419            --             --              --
                    --------      --------       --------        ---------
                      94,792         9,263         36,047              --
Expenses:
  Lease operating     27,446         2,317         12,601              --
  Depletion,
   depreciation and
   amortization       40,490            --             --          10,929 (c)
  Production taxes     2,498            --            230              --
  General and
   administrative,
   net                 5,393            --             --              --
                    --------      --------       --------        --------
                      75,827         2,317         12,831          10,929
                    --------      --------       --------        --------

Income from
  operations          18,965         6,946         23,216         (10,929)
Interest and other
  income                 380            --             --              --
Interest expense,
  net of amounts
  capitalized         (9,503)           --             --          (6,047) (d)
                    ---------     --------      ---------        ---------
Income before income
  taxes                9,842         6,946         23,216         (16,976)
Income tax provision   3,671            --             --           4,918  (e)
                    --------      --------      ---------       ---------
Net income          $  6,171      $  6,946       $ 23,216       $ (21,894)
                    ========      ========      =========       =========
Net income per
  share             $    .34
                    ========
Weighted average
  shares outstanding  18,265

</PART 1 OF 2 TABLE>

<PART 2 OF 2 TABLE>

                      PRO FORMA STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (Unaudited)

                                                 Pro Forma
                                                  Combined
                                                ----------
[S]                                              [C]
Revenues:
  Oil and gas sales                              $ 139,683
  Other                                                419
                                                 ---------
                                                   140,102
Expenses:
  Lease operating                                   42,364
  Depletion, depreciation and amortization          51,419
  Production taxes                                   2,728
  General and administrative, net                    5,393
                                                 ---------
                                                   101,904
                                                 ---------

Income from operations                              38,198
Interest and other income                              380
Interest expense, net of amounts capitalized       (15,550)
                                                 ---------
Income before income taxes                          23,028
Income tax provision                                 8,589
                                                 ---------
Net income                                       $  14,439
                                                 =========
Net income per share                             $     .79
                                                 =========

Weighted average shares outstanding                 18,265

</PART 2 OF 2 TABLE>

<PART 1 OF 2 TABLE>

                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (Unaudited)

                                                 Pro Forma
                                                Adjustments
                    Forcenergy      1995            1995
                  Historical(f) Acquisitions(f) Acquisitions Subtotal
                  ------------- --------------- ------------ --------
                                                  (in thousands)

[S]                   [C]         [C]            [C]        [C]
Revenues:
  Oil and gas sales   $ 72,147    $  8,009       $    --    $  80,156
  Other                    494          27            --          521
                      --------    --------       -------    ---------
                        72,641       8,036            --       80,677
Expenses:
  Lease operating       24,507       2,596            --       27,103
  Depletion, depre-
    ciation and
    amortization        31,295         699         2,323  (i)  34,317
  Production taxes       1,868         552            --        2,420
  General and admini-
    strative, net        5,670         621          (621) (k)   5,670
                      --------    --------       --------    --------
                        63,340       4,468         1,702       69,510
                      --------    --------       --------    --------
Income (loss) from
  operations             9,301       3,568        (1,702)      11,167
Interest and other
  income (loss)           (561)         --            --         (561)
Interest expense,
  net of amounts
  capitalized          (11,668)       (183)         (188) (l) (12,039)
                      ---------   ---------      --------    ---------
Loss before income
  taxes                 (2,928)      3,385        (1,890)      (1,433)
Income tax benefit      (1,075)         --           558  (e)    (517)
                      ---------   ---------     ---------    ---------
Net income (loss)     $ (1,853)   $  3,385      $ (2,448)    $   (916)
                      =========   ========      =========    =========

Net income (loss)
  per share           $   (.14)
                      =========
Weighted average
  shares outstanding    12,910
</PART 1 OF 2 TABLE>

<PART 2 OF 2 TABLE>

                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (Unaudited)

                                                   Pro Forma
                                                  Adjustments
                    Amerada Hess    Marathon          1996       Pro Forma
                   Acquisition(g) Acquisition(h)  Acquisitions    Combined
                   -------------- --------------  ------------   ---------
[S]                  [C]            [C]           [C]            [C]
Revenues:
  Oil and gas sales  $ 13,639       $ 44,318      $     --       $ 138,113
  Other                    --             --            --             521
                     --------       --------      --------       ---------
                       13,639         44,318            --         138,634
Expenses:
  Lease operating       5,639         18,565            --          51,307
  Depletion, depre-
    ciation and
    amortization           --             --        19,147 (j)      53,464
  Production taxes         --            309            --           2,729
  General and
    administrative,
    net                    --             --            --           5,670
                     --------       --------      --------        --------
                        5,639         18,874        19,147         113,170
                     --------       --------      --------        --------

Income (loss) from
  operations            8,000         25,444       (19,147)         25,464
Interest and other
  income (loss)            --             --            --            (561)
Interest expense,
  net of amounts
  capitalized              --             --       (10,071) (d)    (22,110)
                     --------       --------      --------         --------
Loss before
  income taxes          8,000         25,444       (29,218)          2,793
Income tax benefit         --             --         1,576  (e)      1,059
                     --------       --------      --------         --------
Net loss             $  8,000       $ 25,444       (30,794)          1,734
                     ========       ========      ========         ========

Net loss per share                                                 $   .13
                                                                   ========

Weighted average
  shares outstanding                                               12,910

</PART 2 OF 2 TABLE>

                          PRO FORMA BALANCE SHEET
                         As of September 30, 1996

                                  ASSETS

                             Forcenergy       Pro Forma     Pro Forma
                             Historical      Adjustments    Combined
                             ----------      -----------    ---------
                                           (in thousands)
Current Assets:
  Cash                        $     712      $      --      $    712
  Accounts receivable, net       22,828             --        22,828
  Other current assets            8,986             --         8,986
                              ---------      ----------     --------
     Total current assets        32,526             --        32,526
                              ---------      ----------     --------
Investment in surety bonds,
  at cost                         3,869             --         3,869
                              ---------      ----------     --------
Property, plant and
  equipment,at cost
  (full cost method)
  net of accumulated
  depletion, depreciation
  and amortization              376,805        107,832(m)    484,637
                              ---------      ---------     ---------
Other assets                      4,323             --         4,323
                              ---------      ---------     ---------
                              $ 417,523      $ 107,832     $ 525,355
                              =========      =========     =========


                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable            $  10,099      $      --     $  10,099
  Other accrued liabilities      31,522             --        31,522
                              ---------      ---------     ---------
     Total current liabilities   41,621             --        41,621
                              ---------      ---------     ---------
Long-term debt                  196,581        107,832 (m)   304,413
Deferred income taxes            15,984             --        15,984

Stockholders' Equity:
  Preferred stock, $.01 par
    value; 5,000,000 shares
    authorized; none issued
    or outstanding                   --             --           --
  Common stock, $.01 par
    value; 50,000,000 shares
     authorized; 18,415,611
     issued and outstanding at
     September 30, 1996             184             --          184
  Capital in excess of
     par value                  165,582             --      165,582
     Accumulated deficit         (2,429)            --       (2,429)
                              ----------     ----------   ----------
     Total stockholders'
       equity                   163,337             --      163,337
                              ----------     ----------   ----------
                              $ 417,253      $ 107,832    $ 525,355
                              ==========     ==========   ==========

Adjustments
-----------

 (a) Forcenergy Historical results include the historical oil and gas revenues and direct operating expenses for the Amerada Hess Acquisition from closing date (June 28, 1996) to September 30, 1996 and the Amerada Hess Acquisition column includes the operating results from January 1, 1996 to closing date.

 (b) This column indicates the historical oil and gas revenues and direct operating expenses of the Marathon Acquisition for the nine months ended September 30, 1996.

 (c) Adjustment to reflect the depletion, depreciation and amortization of oil and gas properties giving consideration to the 1996 Acquisitions.

 (d) Adjustment to reflect increased interest expense on $114.7 million of borrowings incurred in connection with the 1996 Acquisitions.

 (e) Adjustment to income tax expense reflecting the combined pro forma results of operations.

 (f) Forcenergy Historical results include the historical oil and gas revenues and direct operating expenses for the 1995 Acquisitions from the respective closing dates to December 31, 1995 and the 1995 Acquisi-tions column includes the 1995 operating results from January 1, 1995 to the closing dates.

 (g) This column indicates the historical oil and gas revenues and direct operating expenses of the Amerada Hess Acquisition for the year ended December 31, 1995.

 (h) This column indicates the historical oil and gas revenues and direct operating expenses of the Marathon Acquisition for the year ended December 31, 1995.

 (i) Adjustment to reflect the depletion, depreciation and amortization of oil and gas properties giving consideration to the 1995 Acquisitions.

 (j) Adjustment to reflect the depletion, depreciation and amortization of oil and gas properties giving consideration to the 1995 and 1996 Acquisitions.

 (k) Adjustment to eliminate general and administrative expenses that would not have actually been incurred.

 (l) Adjustment to reflect increased interest expense on $42.1 million of borrowings incurred in connection with the 1995 Acquisitions, net of capitalized interest.

 (m) Adjustment to reflect the Marathon Acquisition as if it had occurred on September 30, 1996.

(c)  Exhibits

   2.1 - Purchase and Sale Agreement


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FORCENERGY INC


Date:  January 14, 1997            E. Joseph Grady
                                   Vice President - Chief Financial Officer